Annual Operating Expenses {- Franklin Allocation VIP Fund} - FTVIP Class 4-57 - Franklin Allocation VIP Fund - Class 4	Oct. 01, 2020
Operating Expenses:
Management fees	0.55%	[1]
Distribution and service (12b-1) fees	0.35%
Other expenses	0.04%	[1]
Acquired fund fees and expenses	0.03%	[1],[2]
Total annual Fund operating expenses	0.97%	[1]
Fee waiver and/or expense reimbursement	(0.05%)	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.92%	[1],[2],[3]

[1]

1. The fees and expenses in the table above have been restated to reflect changes in the management fee of the Fund, as well as changes in other expenses and acquired fund fees and expenses due to changes in the Fund’s investment strategies effective on May 1, 2019. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

[2]

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[3]

3. The investment manager has contractually agreed to waive or assume certain expenses of the fund so that common expenses (excluding Rule 12b-1 fees and certain non-routine expenses, but including acquired fund fees and expenses) do not exceed 0.57% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.